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                                 Exhibit 10 (a)
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                              SANDY SPRING BANCORP
                      CASH AND DEFERRED PROFIT SHARING PLAN
                           (July 1, 1997 Restatement)
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                                TABLE OF CONTENTS


                                    PREAMBLE

                                    ARTICLE I
                                   DEFINITIONS

                   1.1     Plan Definitions ..................................2
                   1.2     Interpretation ....................................8

                                   ARTICLE II
                                     SERVICE

                   2.1     Definitions .......................................9
                   2.2     Crediting of Hours of Service ....................10
                   2.3     Crediting of Continuous Service ..................10
                   2.4     Eligibility Service ..............................10
                   2.5     Vesting Service ..................................10

                                   ARTICLE III
                                   ELIGIBILITY

                   3.1     Eligibility ......................................11
                   3.2     Transfers of Employment ..........................11
                   3.3     Reemployment .....................................11
                   3.4     Notification Concerning New Eligible Employees ...12
                   3.5     Effect and Duration ..............................12

                                   ARTICLE IV
                           TAX-DEFERRED CONTRIBUTIONS

                   4.1     Tax-Deferred Contributions .......................13
                   4.2     Amount of Tax-Deferred Contributions .............13
                   4.3     Changes in Reduction Authorization ...............13
                   4.4     Suspension of Tax-Deferred Contributions .........14
                   4.5     Resumption of Tax-Deferred Contributions .........14
                   4.6     Delivery of Tax-Deferred Contributions ...........14
                   4.7     Vesting of Tax-Deferred Contributions ............15

                                      (i)
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                                    ARTICLE V
                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

                 5.1     No After-Tax Contributions .........................16
                 5.2     Rollover Contributions .............................16
                 5.3     Vesting of Rollover Contributions ..................16

                                   ARTICLE VI
                             EMPLOYER CONTRIBUTIONS

                 6.1     Contribution Period ................................17
                 6.2     Profit-Sharing Contributions .......................17
                 6.3     Allocation of Profit-Sharing Contributions .........17
                 6.4     Qualified Nonelective Contributions ................17
                 6.5     Allocation of Qualified Nonelective
                         Contributions ......................................18
                 6.6     Verification of Amount of Employer
                         Contributions by the Sponsor .......................18
                 6.7     Payment of Employer Contributions ..................18
                 6.8     Eligibility to Participate in Allocation ...........18
                 6.9     Vesting of Employer Contributions ..................19
                 6.10    Election of Former Vesting Schedule ................19

                                   ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS

                 7.1     Definitions ........................................21
                 7.2     Code Section 402(g) Limit ..........................24
                 7.3     Distribution of Excess Deferrals ...................25
                 7.4     Limitation on Tax-Deferred Contributions
                         of Highly Compensated Employees ....................25
                 7.5     Distribution of Excess Tax-Deferred
                         Contributions ......................................27
                 7.6     Determination of Income or Loss ....................28
                 7.7     Code Section 415 Limitations on Crediting of
                         Contributions and Forfeitures ......................28
                 7.8     Coverage Under Other Qualified
                         Defined Contribution Plan ..........................29
                 7.9     Coverage Under Qualified Defined Benefit Plan ......30
                 7.10    Scope of Limitations ...............................30

                                      (ii)
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                                  ARTICLE VIII
                      TRUST FUNDS AND PARTICIPANT ACCOUNTS

                   8.1     General Fund .....................................31
                   8.2     Investment Funds .................................31
                   8.3     Loan Investment Fund .............................31
                   8.4     Income on Trust ..................................32
                   8.5     Participant Accounts .............................32
                   8.6     Sub-Accounts .....................................32

                                   ARTICLE IX
                            LIFE INSURANCE CONTRACTS

                   9.1     No Life Insurance Contracts ......................33

                                    ARTICLE X
                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

                   10.1    Future Contribution Investment Elections .........34
                   10.2    Deposit of Contributions .........................34
                   10.3    Election to Transfer Between Funds ...............35
                   10.4    404(c) Plan ......................................35

                                   ARTICLE XI
                   CREDITING AND VALUING PARTICIPANT ACCOUNTS

                   11.1    Crediting Participant Accounts ...................36
                   11.2    Valuing Participant Accounts .....................36
                   11.3    Plan Valuation Procedures ........................36
                   11.4    Finality of Determinations .......................37
                   11.5    Notification .....................................37

                                   ARTICLE XII
                                      LOANS

                   12.1    Application for Loan .............................38
                   12.2    Reduction of Account Upon Distribution ...........39
                   12.3    Requirements to Prevent a Taxable Distribution ...39
                   12.4    Administration of Loan Investment Fund ...........40
                   12.5    Default ..........................................40
                   12.6    Loans Granted Prior to Amendment .................41

                                      (iii)
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                                  ARTICLE XIII
                           WITHDRAWALS WHILE EMPLOYED

                  13.1     Withdrawals of Rollover Contributions ............42
                  13.2     Withdrawals of Employer Contributions ............42
                  13.3     Withdrawals of Tax-Deferred Contributions ........42
                  13.4     Limitations on Withdrawals Other than Hardship
                           Withdrawals ......................................43
                  13.5     Conditions and Limitations on
                           Hardship Withdrawals .............................43
                  13.6     Order of Withdrawal from a Participant's Sub-
                           Accounts .........................................45

                                   ARTICLE XIV
                  TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

                  14.1     Termination of Employment and Settlement Date ....46

                                   ARTICLE XV
                                  DISTRIBUTIONS

                  15.1     Distributions to Participants ....................47
                  15.2     Distributions to Beneficiaries ...................47
                  15.3     Cash Outs and Participant Consent ................48
                  15.4     Required Commencement of Distribution ............48
                  15.5     Reemployment of a Participant ....................49
                  15.6     Restrictions on Alienation .......................50
                  15.7     Facility of Payment ..............................50
                  15.8     Inability to Locate Payee ........................50
                  15.9     Distribution Pursuant to Qualified Domestic
                           Relations Orders .................................51

                                   ARTICLE XVI
                                 FORM OF PAYMENT

                  16.1     Normal Form of Payment ...........................52
                  16.2     Optional Form of Payment .........................52
                  16.3     Change of Option Election ........................53
                  16.4     Direct Rollover ..................................53
                  16.5     Notice Regarding Forms of Payment ................54
                  16.6     Reemployment .....................................54
                  16.7     Distribution in the Form of Employer Stock .......55

                                      (iv)
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                 16.8    Section 242(b)(2) Elections ........................55

                                  ARTICLE XVII
                                  BENEFICIARIES

                 17.1    Designation of Beneficiary .........................57
                 17.2    Spousal Consent Requirements .......................57

                                  ARTICLE XVIII
                                 ADMINISTRATION

                 18.1    Authority of the Sponsor ...........................59
                 18.2    Action of the Sponsor ..............................60
                 18.3    Claims Review Procedure ............................60
                 18.4    Qualified Domestic Relations Orders ................61
                 18.5    Indemnification ....................................62
                 18.6    Actions Binding ....................................62

                                   ARTICLE XIX
                            AMENDMENT AND TERMINATION

                 19.1    Amendment ..........................................63
                 19.2    Limitation on Amendment ............................63
                 19.3    Termination ........................................63
                 19.4    Reorganization .....................................65
                 19.5    Withdrawal of an Employer ..........................66

                                   ARTICLE XX
                           ADOPTION BY OTHER ENTITIES

                 20.1    Adoption by Related Companies ......................67
                 20.2    Effective Plan Provisions ..........................67

                                   ARTICLE XXI
                            MISCELLANEOUS PROVISIONS

                 21.1    No Commitment as to Employment .....................68
                 21.2    Benefits ...........................................68
                 21.3    No Guarantees ......................................68
                 21.4    Expenses ...........................................68
                 21.5    Precedent ..........................................69
                 21.6    Duty to Furnish Information ........................69

                                       (v)
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                  21.7   Withholding ........................................69
                  21.8   Merger, Consolidation, or
                         Transfer of Plan Assets ............................69
                  21.9   Back Pay Awards ....................................69
                  21.10  Condition on Employer Contributions ................70
                  21.11  Return of Contributions to an Employer .............70
                  21.12  Validity of Plan ...................................71
                  21.13  Trust Agreement ....................................71
                  21.14  Parties Bound ......................................71
                  21.15  Application of Certain Plan Provisions .............72
                  21.16  Leased Employees ...................................72
                  21.17  Transferred Funds ..................................73

                                  ARTICLE XXII
                              TOP-HEAVY PROVISIONS

                  22.1   Definitions ........................................74
                  22.2   Applicability ......................................77
                  22.3   Minimum Employer Contribution ......................77
                  22.4   Adjustments to Section 415 Limitations .............78
                  22.5   Accelerated Vesting ................................79

                                  ARTICLE XXIII
                                 EFFECTIVE DATE

                  23.1   Effective Date of Amendment and Restatement ........80

                                      (vi)
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                                    PREAMBLE

         The Sandy Spring Bancorp Cash and Deferred Profit Sharing Plan, originally effective as of January 1, 1982, and heretofore known as the Sandy Spring Bancorp Cash and Deferred Profit Sharing Plan and Trust, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

         Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Participant Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date.

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                                    ARTICLE I
                                   DEFINITIONS

         1.1    Plan Definitions

         As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

         The "Administrator" means the Sponsor unless the Sponsor designates another person or persons to act as such.

         An "After-Tax Contribution" means any after-tax employee contribution made by a Participant as may be permitted under Article V.

         The "Beneficiary" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

         The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

         The "Compensation" of a Participant for any period means his regular or base salary for services as an Employee, including amounts deferred under Section 125, 402(e)(3), or 402(h)(1)(B) of the Code, but excluding overtime, bonuses, and commissions.

         In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12

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         calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the Compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five percent owner or among the ten Highly Compensated Employees receiving the greatest Compensation for the Plan Year, the Compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as Compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's Compensation as determined prior to application of the family aggregation rules.

         A "Contribution Period" means the period specified in Article VI for which Employer Contributions shall be made.

         An "Eligible Employee" means any Employee who has met the eligibility requirements of Article III to have Tax-Deferred Contributions made to the Plan on his behalf.

         The "Eligibility Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III or Article VI.

         An "Employee" means any common law employee of an Employer, except any employee classified as an "on call" employee or a "10-month" employee.

         An "Employer" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.

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         An "Employer Contribution" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

         An "Enrollment Date" means the first day of each payroll period.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

         The "General Fund" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

         A "Highly Compensated Employee" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.

         A "highly compensated active employee" includes any Employee who performs services for an Employer during the determination year and who
         (i) was a five percent owner at any time during the determination year or the look back year, (ii) received compensation from an Employer during the look back year in excess of $75,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the Code), (iii) was in the top paid group of employees' for the look back year and received compensation from an Employer during the look back year in excess of $50,000 (subject to adjustment annually at the same time and in the same manner as under Section 415(d) of the
         Code), (iv) was an officer of an Employer during the look back year and received compensation during that year in excess of 50 percent of the dollar limitation in effect for that year under Section 415(b)(1)(A) of the Code or, if no officer received compensation in excess of that amount for the look back year or the determination year, received the greatest compensation for the look back year of any officer, or (v) was one of the 100 employees paid the greatest compensation by an Employer for the

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         determination year land would be described in (ii), (iii), or (iv)
         above if the term "determination year" were substituted for "look back year".

         A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.

         The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of employees in the top paid group, the 100 employees receiving the greatest compensation from an Employer, the number of employees treated as officers, and the compensation considered, shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

         (a)   The "determination year" means the Plan Year.

         (b) The "look back year" means the 12-month period immediately preceding the determination year.

         An "Hour of Service" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of
         Article II.

         An "Investment Fund" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

         The "Normal Retirement Date" of an employee means the date he attains age 65.

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         A "Participant" means any person who has a Separate Account in the
         Trust.

         A "Participant Account" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

         The "Plan" means Sandy Spring Bancorp Cash and Deferred Profit Sharing Plan, as from time to time in effect.

         A "Plan Year" means the 12-consecutive-month period ending December 31, 1982 and each 12-consecutive-month period thereafter.

         A "Profit-Sharing Contribution" means any Employer Contribution made to the Plan as provided in Article VI, other than Qualified Nonelective Contributions.

         A "Qualified Nonelective Contribution" means any Employer Contribution made to the Plan as provided in Article VI that may be taken into account to satisfy the limitations on contributions by Highly Compensated Employees under Article VII.

         A "Related Company" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code.

         A "Rollover Contribution" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.

         The "Settlement Date" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

         The "Sponsor" means Sandy Spring Bancorp, and any successor thereto.

         A "Sub-Account" means any of the individual sub-accounts of a Participant's Participant Account that is maintained as provided in
         Article VIII.

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         A "Tax-Deferred Contribution" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article IV.

         The "Trust" means the trust, custodial accounts, annuity contracts, or insurance contracts maintained by the Trustee under the Trust Agreement.

         The "Trust Agreement" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

         The "Trustee" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in Section 405(c)(3) of ERISA, and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall 'include any delegate of the Trustee as may be provided in the Trust Agreement.

         A "Trust Fund" means any fund maintained under the Trust by the Trustee.

         A "Valuation Date" means the date or dates designated by the Sponsor and communicated in writing to the Trustee for the purpose of valuing the General Fund and each Investment Fund and adjusting Participant Accounts and Sub-Accounts hereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Participant Account, or Sub-Account; provided, however, that the General Fund and each Investment Fund shall be valued and each Participant Account and Sub-Account shall be adjusted no less often than once annually.

         The "Vesting Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either
         Article VI or Article XXII.

         1.2    Interpretation

         Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

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                                   ARTICLE II
                                     SERVICE

         2.1    Definitions

         For purposes of this Article, the following terms have the following meanings:

         (a) The "continuous service" of an employee means the service credited to him in accordance with the provisions of Section 2.3 of the Plan.

         (b) The "employment commencement date" of an employee means the date he first completes an Hour of Service.

         (c) A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

         (d) The "reemployment commencement date" of an employee means the first date following a severance date on which he again completes an Hour of Service.

         (e)    The "severance date" of an employee means the earlier of
                (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an employer or a Related Company within the period during which he retains such reemployment rights.

         2.2    Crediting of Hours of Service

         A person shall be credited with an Hour of Service for each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or any Related Company.

         2.3    Crediting of Continuous Service

         A person shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an employee who has a reemployment commencement date within the 12-consecutive-month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

         2.4    Eligibility Service

         An employee shall be credited with Eligibility Service equal to his continuous service.

         2.5    Vesting Service

         There shall be no Vesting Service credited under the Plan.

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                                   ARTICLE III
                                   ELIGIBILITY

         3.1    Eligibility

         Each Employee who was an Eligible Employee immediately prior to the effective date of this amendment and restatement shall continue to be an Eligible Employee. Each other Employee shall become an Eligible Employee as of the Enrollment Date next following the date on which he has both attained age 18 and completed three full calendar months of Eligibility Service.

         3.2    Transfers of Employment

         If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date preceding such transfer date he has met the eligibility requirements of Section
         3.1. Otherwise, the eligibility of a person who is so transferred to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section 3.1.

         3.3    Reemployment

         If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to elect to have Tax-Deferred Contributions made to the Plan on his behalf shall be determined in accordance with Section 3.1 or 3.2.

         3.4   Notification Concerning New Eligible Employees

         Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

         3.5   Effect and Duration

         Upon becoming an Eligible Employee, an Employee shall be entitled to elect to have Tax-Deferred Contributions made to the Plan on his behalf and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to have Tax-Deferred Contributions made to the Plan on his behalf only so long as he continues employment as an Employee.

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                                   ARTICLE IV
                           TAX-DEFERRED CONTRIBUTIONS

         4.1   Tax-Deferred Contributions

         Effective as of the date he becomes an Eligible Employee, or any subsequent Enrollment Date, each Eligible Employee may elect in writing in accordance with rules prescribed by the Administrator to have Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's written election shall include his authorization for his Employer to reduce his Compensation and to make Tax-Deferred Contributions on his behalf and his election as to the investment of his contributions in accordance with Article X. Tax-Deferred Contributions on behalf of an Eligible Employee shall commence with the first payment of Compensation made on or after the date on which his election is effective.

         4.2   Amount of Tax-Deferred Contributions

         The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be an integral percentage of his Compensation of not less than one percent nor more than 15 percent for non-Highly Compensated Employees and six percent for Highly Compensated Employees. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

         4.3   Changes in Reduction Authorization

         An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions at such time or times during the Plan Year as the Administrator may prescribe by filing an amended reduction authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted hereunder. Tax-Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

         4.4    Suspension of Tax-Deferred Contributions

         An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may have such contributions suspended at any time by giving such number of days advance written notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred Contributions are resumed as hereinafter set forth.

         4.5    Resumption of Tax-Deferred Contributions

         An Eligible Employee who has voluntarily suspended his Tax-Deferred Contributions may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe, by filing a new reduction authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

         4.6    Delivery of Tax-Deferred Contributions

         As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

         4.7   Vesting of Tax-Deferred Contributions

         A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                    ARTICLE V
                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

         5.1    No After-Tax Contributions

         There shall be no After-Tax Contributions made to the Plan.

         5.2    Rollover Contributions

         An Employee who was a participant in a plan qualified under Section 401 or 403 of the Code and who receives a cash distribution from such plan that he elects either (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(c),
         Section 403(a)(4), or Section 408(d)(3)(A) of the Code to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator. If the Employee does not already have an investment election on file with the Administrator, the Employee shall also deliver to the Administrator his election as to the investment of his contributions in accordance with Article X.

         5.3    Vesting of Rollover Contributions

         A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                   ARTICLE VI
                             EMPLOYER CONTRIBUTIONS

         6.1   Contribution Period

         The Contribution Period for Employer Contributions under the Plan shall be each Plan Year.

         6.2   Profit-Sharing Contributions

         Each Employer may, in its discretion, make a Profit-Sharing Contribution to the Plan for the Contribution Period in an amount determined by the Employer.

         6.3   Allocation of Profit-Sharing Contributions

         Any Profit-Sharing Contribution made by an Employer for a Contribution Period shall be allocated among its Employees during the Contribution Period who are eligible to participate in the allocation of Profit-Sharing Contributions for the Contribution Period, as determined under this Article. The allocable share of each such Employee shall be in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of such Compensation for all such Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Profit-Sharing Contributions shall be disregarded in determining the amount of the Employee's allocable share.

         6.4   Qualified Nonelective Contributions

         Each Employer may, in its discretion, make a Qualified Nonelective Contribution to the Plan for the Contribution Period in an amount determined by the Sponsor.

         6.5    Allocation of Qualified Nonelective Contributions

         Any Qualified Nonelective Contribution made for a Contribution Period shall be allocated among the Employees who are eligible to participate in the allocation of Qualified Nonelective Contributions for the Contribution Period, as determined under this Article, other than any such Employee who is a Highly Compensated Employee. The allocable share of each such Employee shall be in the ratio which his Compensation from the Employer for the Plan Year bears to the aggregate of such Compensation for all such Employees. Notwithstanding any other provision of the Plan to the contrary, Compensation with respect to any period ending prior to the date on which an Employee first became eligible to participate in the allocation of Qualified Nonelective Contributions shall be disregarded in determining the amount of the Employee's allocable share.

         6.6    Verification of Amount of Employer Contributions by the
                Sponsor

         The Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

         6.7    Payment of Employer Contributions

         Employer Contributions made for a Contribution Period shall be paid in cash to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

         6.8    Eligibility to Participate in Allocation

         Each Employee shall be eligible to participate in the allocation of Employer Contributions beginning on the date he becomes, or again becomes, an Eligible Employee in accordance with the provisions of
         Article III. Notwithstanding the foregoing, no person shall be eligible to participate in the allocation of Profit-Sharing Contributions for a Contribution Period unless he is employed by an Employer or a Related Company on the last day of the Contribution Period; provided, however, that if the Plan would not otherwise meet the minimum coverage requirements of Section 410(b) of the Code in any Plan Year, the group of Employees eligible to participate in the allocation of Profit- Sharing Contributions shall be expanded to include the minimum number of Employees who are not employed by an Employer or a Related Company on the last day of the Contribution Period that is necessary to meet the minimum coverage requirements. The Employees who become eligible to participate under the provisions of the immediately preceding clause shall be those Employees who have completed the greatest number of Hours of Service during the Contribution Period.

         6.9   Vesting of Employer Contributions

         A Participant's vested interest in his Employer Contributions Sub-Account shall be at all times 100 percent.

         6.10  Election of Former Vesting Schedule

         If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

                                  ARTICLE VII
                          LIMITATIONS ON CONTRIBUTIONS

        7.1    Definitions

        For purposes of this Article, the following terms have the following meanings:

        (a) The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified nonelective contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

        (b) The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred
               Contributions and Employer Contributions allocated to his Participant Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year; provided, however, that the annual addition for limitation years beginning prior to January 1, 1987 shall not be recalculated to treat all employee contributions as annual additions.

         (c) The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

         (d) An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under a qualified CODA as defined in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under
                Section 457 of the Code, or any plan as described in
                Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under
                Section 403(b) of the Code pursuant to a salary reduction agreement.

         (e) An "excess deferral" with respect to a Participant means that portion of a Participant's Tax-Deferred Contributions that when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

         (f) A "family member" of an Employee means the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

         (g)    A "limitation year" means the Plan Year.

         (h) A "qualified nonelective contribution" means any employer contribution made on behalf of a Participant that the

                Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Section 401(k) and Section 401(m) of the Code and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code.

                The "test compensation" of an Eligible Employee for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to (1)
                $200,000 for Plan Years beginning prior to January 1, 1994, or
                (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year) and further limited solely to test compensation of an Employee attributable to periods of time when he is an Eligible Employee. If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the test compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the limitation year, the test compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the limitation year shall be included as test compensation of the Participant for the limitation year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's test compensation as determined prior to application of the family aggregation rules.

         7.2    Code Section 402(g) Limit

         In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

         If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in computing the Eligible Employee's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee.

         7.3    Distribution of Excess Deferrals

         Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that excess deferrals have been made on his behalf under the Plan for such taxable year, the excess deferrals, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made.

         7.4 Limitation on Tax-Deferred Contributions of Highly Compensated Employees

         Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

         (a) a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible
                Employees; or

         (b) a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees.

         In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.

         For purposes of applying the limitation contained in this Section, the Tax-Deferred Contributions, qualified nonelective contributions (to the extent that such qualified nonelective contributions are taken into account in computing actual deferral percentages), and test compensation of any Eligible Employee who is a family member of another Eligible Employee who is a five- percent owner or among the ten Highly Compensated Employees receiving the greatest test compensation for the Plan Year shall be aggregated with the Tax-Deferred Contributions, qualified nonelective contributions, and test compensation of such other Eligible Employee, and such family member shall not be considered an Eligible Employee for purposes of determining the average actual deferral percentage for all other Eligible Employees.

         In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions and qualified nonelective contributions (to the extent that qualified nonelective contributions are taken into account in computing actual deferral percentages) made to his accounts under any other plan of an Employer or a Related Company shall be treated as if all such contributions were made to the Plan; provided, however that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under
         Section 401(k) of the Code do not permit such plan to be aggregated with the Plan.

         If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. For Plan Years beginning after December 31, 1991, plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same plan year.

         The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified nonelective contributions taken into account in computing actual deferral percentages for any Plan Year.

         7.5   Distribution of Excess Tax-Deferred Contributions

         Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.4 is exceeded in any Plan Year, the Tax-Deferred Contributions made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 7.4, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If excess amounts are attributable to Participants aggregated under the family aggregation rules described in
         Section 7.4, the excess shall be allocated among family members in proportion to the Tax-Deferred Contributions made with respect to each family member. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.

         The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.4 shall be determined by reducing Tax-Deferred Contributions made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The determination of the amount of excess Tax-Deferred Contributions shall be made after application of Section 7.3, if applicable.

        7.6    Determination of Income or Loss

        The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined for the preceding Plan Year under the method otherwise used for allocating income or loss to Participant's Participant Accounts.

        7.7    Code Section 415 Limitations on Crediting of
               Contributions and Forfeitures

        Notwithstanding-any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Section 415(d) of the Code, with the first adjustment being made for limitation years beginning on or after January 1, 1996) or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. If the annual addition to the Participant Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made on the Participant's behalf to the extent necessary in the following order: first by reducing the Tax-Deferred Contributions made on the Participant's behalf for the limitation year; next by reducing Employer Contributions (other than qualified nonelective contributions) otherwise allocable to the Participant's Participant Account for the limitation year; and finally by reducing the qualified nonelective contributions made on the Participant's behalf for the limitation year.

        The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the limitation year. Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied against the Employer's contribution obligation for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Participant Accounts (subject to the limitations contained herein) before any further Tax-Deferred Contributions or Employer Contributions may be made to the Plan on behalf of Participants. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of Tax-Deferred Contributions that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

         7.8    Coverage Under Other Qualified Defined Contribution Plan

         If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.7, such excess shall be reduced first by returning the employee contributions made by the Participant for the limitation year under all of the defined contribution plans other than the Plan and the income attributable thereto to the extent necessary. if the limitation contained in Section 7.7 is still not satisfied after returning all of the employee contributions made by the Participant under all such other plans, the procedure set forth in Section 7.7 shall be invoked to eliminate any such excess. if the limitation contained in Section 7.7 is still not satisfied after invocation of the procedure set forth in
         Section 7.7, the portion of the employer contributions and of forfeitures for the limitation year under all such other plans that has been allocated to the Participant thereunder, but which exceeds the limitation set forth in Section 7.7, shall be deemed a forfeiture for the limitation year and shall be disposed of as provided in such other plans; provided, however, that if the Participant is covered by a money purchase pension plan, the forfeiture shall be effected first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation is still not satisfied, then under such money purchase pension plan.

         7.9    Coverage Under Qualified Defined Benefit Plan

         If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all limitation years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and the defined contribution plan fraction computed under Section 415(e)(1) of the Code, as revised by the Tax Reform Act of 1986, does not exceed 1.0 for such limitation year. In the event the special limitation contained in this Section is exceeded, contributions and forfeitures allocated to the Participant under the Plan and any other defined contribution plan maintained by an Employer or a Related Company shall be disposed of in the order and manner specified in Section 7.8 to the extent necessary to meet such limitation.

         7.10   Scope of Limitations

         The limitations contained in Sections 7.7, 7.8, and 7.9 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                  ARTICLE VIII
                      TRUST FUNDS AND PARTICIPANT ACCOUNTS

         8.1    General Fund

         The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

         8.2    Investment Funds

         The Sponsor shall determine the number and type of Investment Funds and select the investments for such Investment Funds. The Sponsor shall communicate the same and any changes therein in writing to the Administrator and the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

         The Sponsor may determine to offer one or more Investment Funds that are invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

         8.3    Loan Investment Fund

         If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Sponsor shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. The assets of the loan Investment Fund shall be held as a separate trust fund. A Participant's loan Investment Fund shall be invested in the note reflecting the loan that is executed by the Participant in accordance with the provisions of Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in Article XII.

        8.4    Income on Trust

        Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

        8.5    Participant Accounts

        As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Participant Account in his name reflecting his interest in the Trust. Each Participant Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Participant Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

        8.6    Sub-Accounts

        A Participant's Participant Account shall be divided into individual Sub-Accounts reflecting the portion of the Participant's Participant Account that is derived from Tax-Deferred Contributions, Rollover Contributions, or Employer Contributions. Each Sub-Account shall reflect separately contributions allocated to each Trust Fund maintained hereunder and the earnings and losses attributable thereto. The Employer Contributions Sub-Account shall reflect separately that portion of such Sub-Account that is derived from Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. Such other Sub-Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

                                   ARTICLE IX
                            LIFE INSURANCE CONTRACTS

         9.1    No Life Insurance Contracts

         There shall be no life insurance contracts purchased under the Plan.

                                    ARTICLE X
                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

         10.1   Future Contribution Investment Elections

         Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made effective as of the date or dates prescribed by the Administrator.

         10.2   Deposit of Contributions

         All Tax-Deferred Contributions, Rollover Contributions, and Employer Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Participant Account, the Participant shall be notified and an investment election form shall be provided to him. Until such Participant shall make an effective election under this Section, his contributions shall be allocated among the Investment Funds as directed by the Administrator.

        10.3   Election to Transfer Between Funds

        A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's transfer election shall specify either (i) a percentage, in the percentage increments prescribed by the Administrator, of the amount eligible for transfer, which percentage may not exceed 100 percent, or (ii) a dollar amount that is to be transferred. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made effective as of the date or dates prescribed by the Administrator.

        10.4   404(c) Plan

        The Plan is intended to constitute a plan described in Section 404(c) of ERISA and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                                   ARTICLE XI
                   CREDITING AND VALUING PARTICIPANT ACCOUNTS

         11.1   Crediting Participant Accounts

         All contributions made under the provisions of the Plan shall be credited to Participant Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

         11.2   Valuing Participant Accounts

         Participant Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in
         Section 11.3 as Plan valuation procedures, as determined by the Administrator.

         11.3   Plan Valuation Procedures

         With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Participant Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

         (a) First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

         (b) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

          (c) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Participant Accounts in the Trust Fund in the ratio of the balance of the portion of such Participant Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Participant Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Participant Accounts in the Trust Fund similarly adjusted, and each Participant Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

          11.4   Finality of Determinations

          The Trustee shall have exclusive responsibility for determining the balance of each Participant Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

          11.5   Notification

          Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Participant Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                  ARTICLE XII
                                      LOANS

         12.1  Application for Loan

         A Participant who is a party in interest may make application to the Administrator for a loan from his Participant Account, other than his Employer Contributions Sub-Account. Loans shall be made to Participants in accordance with written rules prescribed by the Administrator which are hereby incorporated into and made a part of the Plan.

         As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan equal to the amount of the loan; provided, however, that in no event may the security interest exceed 50 percent of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. In the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding. No loan in excess of 50 percent of the Participant's vested interest in his Tax-Deferred and Rollover Contributions Sub-Accounts under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

         A loan shall not be granted unless the Participant consents to the charging of his Participant Account for unpaid principal and interest amounts in the event the loan is declared to be in default. A Participant's spouse must consent in writing to any loan hereunder. Any spousal consent given pursuant to this Section must acknowledge the effect of the loan and must be witnessed by a Plan representative or a notary public. Such spousal consent shall be binding with respect to the consenting spouse and any subsequent spouse with respect to the loan. A new spousal consent shall be required if the Participant's Participant Account is used for security in any renegotiation, extension, renewal, or other revision of the loan.

         12.2    Reduction of Account Upon Distribution

         Notwithstanding any other provision of the Plan, the amount of a Participant's Participant Account that is distributable to the Participant or his Beneficiary under Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Participant Account and less than 100 percent of the Participant's vested interest in his Participant Account (determined without regard to the preceding sentence) is payable to his surviving spouse, then the balance of the Participant's vested interest in his Participant Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to the surviving spouse.

         12.3    Requirements to Prevent a Taxable Distribution

         Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this Article:

          (a) The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

          (b) The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

                 (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

                 (ii) 50 percent of the vested portions of the Participant's Participant Account and his vested interest under all other plans maintained by an Employer or a Related Company.

          (c) The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

          (d) Except as otherwise permitted under Treasury regulations, substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly.

          12.4   Administration of Loan Investment Fund

          Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, as directed by the Administrator, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this Article shall be deposited to his Participant Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be 'decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

          12.5   Default

          If a Participant fails to make or cause to be made, any payment required under the terms of the loan within 90 days following the date on which such payment shall become due or there is an outstanding principal balance existing on a loan after the last scheduled repayment date, the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Participant Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

         12.6   Loans Granted Prior to Amendment

         Notwithstanding any other provision of this Article to the contrary, any loan made under the provisions of the Plan as in effect prior to this amendment and restatement shall remain outstanding until repaid in accordance with its terms or the otherwise applicable Plan provisions.

                                  ARTICLE XIII
                           WITHDRAWALS WHILE EMPLOYED

         13.1   Withdrawals of Rollover Contributions

         A Participant who is employed by an Employer or a Related Company may, at any time, elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Rollover Contributions Sub-Account.

         13.2   Withdrawals of Employer Contributions

         A Participant who is employed by an Employer or a Related Company and is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article to make a cash withdrawal from his vested interest in his Employer Contributions Sub-Account. Notwithstanding the foregoing, in no event may a Participant withdraw that portion of his Employer Contributions Sub-Account that is attributable to Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII prior to the Participant's attainment of age 59 1/2.

         13.3   Withdrawals of Tax-Deferred Contributions

         A Participant who is employed by an Employer or a Related Company and who is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Tax-Deferred Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section because of a hardship is the balance of his Tax- Deferred Contributions Sub-Account, exclusive of any earnings credited to such Sub-Account as of a date that is after December 31, 1988.

          13.4   Limitations on Withdrawals Other than Hardship Withdrawals

          Withdrawals made pursuant to this Article, other than hardship withdrawals, shall be subject to the following conditions and limitations:

                 A Participant must file a withdrawal application with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe.

                 Withdrawals may be made effective as of the date or dates prescribed by the Administrator.

                 A Participant who makes a withdrawal from his Rollover Contributions Sub-Account may not make a further withdrawal of Rollover Contributions under this Article during the remainder of the Plan Year in which the withdrawal is effective.

          13.5   Conditions and Limitations on Hardship Withdrawals

          A Participant must file an application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective as of the date or dates prescribed by the Administrator; provided, however, that a Participant may make no more than one hardship withdrawal during a Plan Year. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

          (a) expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the Code;

          (b) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

         (c) payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or any dependent of the Participant;

         (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         (e) for hardship withdrawals of Employer Contributions only, any other facts and circumstances that the Administrator determines constitute an immediate and heavy financial need.

         Furthermore, if the withdrawal is from the Participant's Tax- Deferred Contribution Sub-Account, the withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

                The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

                The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

                The Participant's Tax-Deferred Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least twelve months after his receipt of the withdrawal.

                The Participant shall not make Tax-Deferred Contributions or elective tax-deferred contributions under any other tax-qualified plan maintained by an Employer or any Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of the

                 Participant's Tax-Deferred Contributions and elective tax-deferred contributions under any other plan maintained by an Employer or any Related Company for the taxable year of the withdrawal.

         The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

         13.6    Order of Withdrawal from a Participant's Sub-Accounts

         Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

                                   ARTICLE XIV
                  TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1   Termination of Employment and Settlement Date

         A Participant's Settlement Date shall occur on the date he terminates employment with an Employer and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

                                   ARTICLE XV
                                  DISTRIBUTIONS

          15.1   Distributions to Participants

          A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

          15.2   Distributions to Beneficiaries

          If a Participant dies prior to the date distribution of his vested interest in his Participant Account begins under this Article, his Beneficiary shall receive distribution of the Participant's vested interest in his Participant Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the Beneficiary no later than the end of the fifth calendar year beginning after the Participant's death. if distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

          (a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

          (b)    If the Beneficiary is the Participant's spouse, the later of
                 (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

         If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions. If a Participant dies after the date distribution of his vested interest in his Participant Account begins under this Article, but before his entire vested interest in his Participant Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Participant Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution. Notwithstanding the provisions of this Section, distribution may also be made to a Participant's Beneficiary in accordance with a valid election made by the Participant pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

         15.3   Cash Outs and Participant Consent

         Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Participant Account does not exceed $3,500, distribution of such vested interest shall be made to the Participant in a single sum payment as soon as reasonably practicable following his Settlement Date. If a Participant's vested interest in his Participant Account exceeds $3,500, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent. If at the time of a distribution or deemed distribution to a Participant from his Participant Account, the Participant's vested interest in his Participant Account exceeded $3,500, then for purposes of this Section, the Participant's vested interest in his Participant Account on any subsequent date shall be deemed to exceed $3,500.

15.4   Required Commencement of Distribution

         Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Participant Account shall commence to the Participant no later than the earlier of:

        (a) unless the Participant elects a later date, 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

        (b) the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Participant Account shall commence no later than the April 1 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

        Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements. Notwithstanding the provisions of this Section, distribution may also be made to a Participant in accordance with a valid election made by the Participant pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

        15.5   Reemployment of a Participant

        If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

         15.6   Restrictions on Alienation

         Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders and Section 1.401(a)-13(b)(2) of Treasury regulations relating to Federal tax levies and judgments, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

         15.7   Facility of Payment

         If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Participant Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

         15.8   Inability to Locate Payee

         If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

         15.9  Distribution Pursuant to Qualified Domestic Relations
               Orders

         Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

                                  ARTICLE XVI
                                 FORM OF PAYMENT

16.1   Normal Form of Payment

         Unless the Participant, or his Beneficiary, if the Participant has died, elects the optional form of payment, distribution shall be made to the Participant, or his Beneficiary, as the case may be, in a single sum payment.

16.2   Optional Form of Payment

         A Participant, or his Beneficiary, as the case may be, may elect to receive distribution of all or a portion of his Participant Account in a series of installments over a period not exceeding the life expectancy of the Participant, or the Participant's Beneficiary, if the Participant has died, or a period not exceeding the joint life and last survivor expectancy of the Participant and his Beneficiary. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Participant Account, unless the Participant elects a more rapid distribution schedule. The determination of life expectancies shall be made on the basis of the expected return multiples in Table V and VI of Section 1.72-9 of the Treasury regulations and shall be calculated either once at the time installment payments begin or annually for the Participant and/or his Beneficiary, if his Beneficiary is his spouse, as determined by the Participant at the time installment payments begin. Notwithstanding any other provision of this Section to the contrary, a Participant may elect to receive distribution of his Participant Account for periods prior to the April 1 following the close of the calendar year in which he attains age 70 1/2 in a series of installments made pursuant to any formula elected by the Participant, without regard to the life expectancies of the Participant and his Beneficiary.

         16.3   Change of Option Election

         A Participant or Beneficiary who has elected the optional form of payment may revoke or change his election at any time prior to the date as of which his benefit commences by filing with the Administrator a written election in the form prescribed by the Administrator.

         16.4   Direct Rollover

         Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a "qualified distributes" may elect in writing, in accordance with rules prescribed by the Administrator, to have any portion or all of a distribution made on or after January 1, 1993, that is an "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributes"; provided, however, that this provision shall not apply if the total distribution is less than $200 and that a "qualified distributes,, may not elect this provision with respect to a portion of a distribution that is less than $500. Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover. For purposes of this Section, the following terms have the following meanings:

         (a) An "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                Section 408(b) of the Code, an annuity plan described in
                Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Section 401(a) of the Code.

         (b) An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Participant Account; provided, however, that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the qualified distributes or the joint lives or joint life expectancies of the qualified distributes and the qualified distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Section 401(a)(9) of the Code.

          (c) A "qualified distributes" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in
                 Section 414(p) of the Code.

          16.5   Notice Regarding Forms of Payment

          Within the 60 day period ending 30 days before the date as of which distribution of a Participant's Participant Account commences, the Administrator shall provide the Participant with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment available under the Plan. Distribution of the Participant's Participant Account may commence less than 30 days after such notice is provided to the Participant if
          (i) the Administrator clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date and his election of a form of payment for a period of at least 30 days following his receipt of the notice and (ii) the Participant, after receiving the notice, affirmatively elects an early distribution.

          16.6   Reemployment

          If a Participant is reemployed by an Employer or a Related Company prior to receiving distribution of the entire balance of his vested interest in his Participant Account, his prior election of a form of payment hereunder shall become ineffective.

          16.7    Distribution in the Form of Employer Stock

          Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to receive distribution of the fair market value of his Participant Account in the form of Employer stock.

          16.8    Section 242(b)(2) Elections

          Notwithstanding any other provisions of this Article, distribution on behalf of a Participant, including a five-percent owner, may be made pursuant to an election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements:

          (a) The distribution is one which would not have disqualified the Trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

          (b) The distribution is in accordance with a method of distribution elected by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

          (c) Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

          (d) The Participant had accrued a benefit under the Plan as of December 31, 1983.

          (e) The method of distribution elected by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

          A distribution upon death shall not be made under this Section unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (a) and (e) of this Section. If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life).

                                  ARTICLE XVII
                                  BENEFICIARIES

        17.1  Designation of Beneficiary

        A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spousal written consent; provided, however, that such written spousal consent shall not be required if the Participant is not married to such spouse on the date as of which distribution of the Participant's Participant Account commences. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's surviving children in equal shares or, if none, the Participant's surviving parents in equal shares or, if none, the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.2   Spousal Consent Requirements

        Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan-representative or a notary public. In addition, the spousal written consent must either (i) specify any non-spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent or (ii) acknowledge that the spouse has the right to limit consent to a specific Beneficiary, but permit the Participant to change the designated Beneficiary without the spouse's further consent. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                  ARTICLE XVIII
                                 ADMINISTRATION


          18.1   Authority of the Sponsor

          The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in Section 402(a)(2) of ERISA. The Sponsor may:

          (a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among named fiduciaries; and

          (b) designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

          except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

         18.2  Action of the Sponsor

         Any act authorized, permitted, or required to be taken under the Plan by the Sponsor and which has not been delegated in accordance with
         Section 18.1, may be taken by a majority of the members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the board of directors of the Sponsor or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this Section.

         18.3   Claims Review Procedure

         Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

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

         (a) the date on which the Claimant's request was filed with the Sponsor; provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

         (b) the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

         (c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

         (d) any written material (offered as exhibits) which the Claimant desires the Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

         Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and Plan provisions upon which the Sponsor's decision was based.

         18.4   Qualified Domestic Relations Orders

         The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

         18.5  Indemnification

         In addition to whatever rights of indemnification the Trustee or the members of the board of directors of the Sponsor or any employee or employees of the Sponsor to whom any power, authority, or responsibility is delegated pursuant to Section 18.2, may be entitled under the articles of incorporation or regulations of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys, fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons, gross negligence or willful misconduct.

         18.6  Actions Binding

         Subject to the provisions of Section 18.3, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                   ARTICLE XIX
                            AMENDMENT AND TERMINATION

         19.1    Amendment

         Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of its board of directors, or such officers of the Sponsor as are authorized by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

         19.2    Limitation on Amendment

         The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

         19.3    Termination

         The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time
         (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and
         Beneficiaries:

          (a) As of the termination date, each Investment Fund shall be valued and all Participant Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

         (b) All Participant Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of
                Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Participant Account.

         (c) Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code) unless (I) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, a tax credit employee stock ownership plan as defined in Section 409 of the Code, or a simplified employee pension as defined in Section 408(k) of the Code) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in

                Section 402(e)(4) of the Code, without regard to clauses (i),
                (ii), (iii), and (iv) of sub-paragraph (A), sub-paragraph (B), or sub-paragraph (H) thereof.

          Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

          19.4   Reorganization

          The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if (i) the distribution would constitute a "lump sum distribution" as defined in section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), or (iv) of sub-paragraph
          (A), sub-paragraph (B), or sub-paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and
          (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

         19.5  Withdrawal of an Employer

         An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Participant Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                   ARTICLE XX
                           ADOPTION BY OTHER ENTITIES

         20.1  Adoption by Related Companies

         A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

         20.2  Effective Plan Provisions

         An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                  ARTICLE XXI
                            MISCELLANEOUS PROVISIONS

          21.1   No Commitment as to Employment

          Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

          21.2   Benefits

          Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

          21.3   No Guarantees

          The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

          21.4   Expenses

          The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Participant Account of a specific Participant shall be paid from that Participant Account and the costs incident to the management of the assets of an Investment Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

         21.5    Precedent

         Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

         21.6    Duty to Furnish Information

         The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

         21.7    Withholding

         The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

         21.8    Merger, Consolidation, or Transfer of Plan Assets

         The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

         21.9    Back Pay Awards

         The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV, shall be made out of the proceeds of such back pay award or agreement. In addition, if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Participant Account of such Participant. Any additional contributions made by such Participant and by an Employer pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of Articles IV, VI, and VII.

         21.10 Condition on Employer Contributions

         Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and
         Section 21.11 however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

         21.11 Return of Contributions to an Employer

         Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

         (a)    is made under a mistake of fact, or

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         (b)   is disallowed as a deduction under Section 404 of the
               Code,

         such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

         21.12 Validity of Plan

         The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State or Commonwealth in which the Trustee has its principal place of business or, if the Trustee is an individual or group of individuals, the State or Commonwealth in which the Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

         21.13 Trust Agreement

         The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

         21.14 Parties Bound

         The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

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

         21.15 Application of Certain Plan Provisions

         A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in
         Article X. For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

         21.16 Leased Employees

         Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Employer for which he performs services for all purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7), and (16), and 408(k), 410, 411, 415, and 416 of
         the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee except as otherwise specifically provided in the Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and
         (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year

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

         during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

         21.17 Transferred Funds

         If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

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

                                  ARTICLE XXII
                              TOP-HEAVY PROVISIONS

         22.1    Definitions

         For purposes of this Article, the following terms shall have the following meanings:

         (a) The "compensation" of an employee means compensation as defined in Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the

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

                annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

         (b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

         (c) A "key employee" means any Employee or former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

         (d) A "non-key employee" means any Employee who is not a key employee.

         (e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

         (f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

         (g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with 1190 percent" substituted for 1160 percent" each place where 1160 percent" appears in the definition.

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

          (h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with 1190 percent" substituted for 1160 percent" each place where 1160 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

          (i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

                 A "top-heavy plan" with respect to a particular Plan Year means
                 (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any

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

                 accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

          (k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

          22.2   Applicability

          Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined.

          22.3   Minimum Employer Contribution

          If the Plan is determined to be a top-heavy plan, the Employer Contributions allocated to the Participant Account of each non-key employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three

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

         percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution and/or Tax-Deferred Contribution for such Plan Year to the Participant Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to each such non-key employee shall be three percent of the compensation of such non-key employee. In lieu of the minimum allocation described in the preceding sentence, the Employer Contributions allocated to the Participant Account of each non-key employee who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan maintained by an Employer or a Related Company will be no less than five percent of his compensation. Any minimum allocation to a non-key employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions.

         22.4   Adjustments to Section 415 Limitations

         If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting
         111.011 for 111.2511 each place where 111.2511 appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of an Employer or a Related Company for such top-heavy Plan Year is not less than the lesser of three percent times years of service with an Employer or a Related Company or thirty percent.

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

         22.5   Accelerated Vesting

         If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

              Years of Vesting Service         Vested Interest
              ------------------------         ---------------
                   less than 3                         0%
                   3 or more                        1000%

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

                                  ARTICLE XXIII
                                 EFFECTIVE DATE

         23.1  Effective Date of Amendment and Restatement

         This amendment and restatement is effective as of July 1, 1997.


                              *          *         *

                          EXECUTED AT Olney, Maryland

                            this 1st day of July 1997


                                             SANDY SPRING BANCORP


                                             By: /s/ Hunter R. Hollar
                                                 --------------------
                                             Title: President

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